UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005 (August 29, 2005)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 NE Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Credit Facility

On August 29, 2005, OMNI Energy Services Corp. (the “Company”) announced that it had entered into a Credit Agreement (the “Credit Agreement”) dated as of August 29, 2005, between the Company and ORIX Finance Corp. (“ORIX”).

The Credit Agreement is comprised of a $25 million multiple draw term credit facility (“Term B Loan”). Borrowing under the Credit Agreement will be done through advances at the request of the Company in minimum amounts of $2 million. Quarterly payments in the amount of $0.175 million, plus interest, will begin on April 1, 2008. In the event the Company no longer has any senior term debt outstanding, the annual principal amortization of the Term B Loan will be increased to 7.5% of the advances outstanding under the Term B Loan at December 31, 2006. The Term B Loan matures in August 2010 and will accrue interest at the rate of LIBOR plus 8%.

The proceeds from the Term B Loan will be used to (i) reduce the current outstanding balance under the Company’s Term A senior term debt by $3.4 million; (ii) retire approximately $3.3 million of 8% Subordinated Notes (the “Subordinated Notes”) with a payment of $1.5 million cash and the issuance of 750,000 shares of the common stock of the Company, par value $0.01 per share (“Common Stock”); (iii) retire $2 million of certain Subordinated Debt (the “Subordinated Debt”) with a payment of $1 million cash and the issuance of 200,000 shares of Common Stock; and, (iv) provide working capital and funds necessary for potential strategic transactions.

The foregoing discussion is only a summary and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as an exhibit hereto and incorporated herein by reference.

Settlement Agreements

On August 29, 2005, the Company entered into Settlement Agreements and Mutual Releases (the “Settlement Agreements”), dated August 26, 2005, with certain former holders of the Subordinated Notes. As described in the Credit Agreement discussed above, the Settlement Agreements call for the settlement of certain of the Subordinated Notes totaling approximately $3.3 million through the payment of $1.5 million cash and the issuance of 750,000 shares of Common Stock.

The foregoing discussion is only a summary and is qualified in its entirety by reference to the Settlement Agreements and the Credit Agreement, copies of which are attached as exhibits hereto and incorporated herein by reference.

Surrender of Note Agreement

On May 18, 2005, the Company entered into a Surrender of Note Agreement (the “Surrender of Note Agreement”) with certain holders of its Subordinated Debt. Pursuant to the terms of the Surrender of Note Agreement, the Company was required to pay the holders of the Subordinated Debt $1 million cash and issue 200,000 shares of Common Stock in full and complete satisfaction of $2 million of subordinated debentures and cancellation of $1 million of an earnout note in connection with the Company’s acquisition of Trussco, Inc.

On August 29, 2005, the Company announced that it had fulfilled these requirements under the Surrender of Note Agreement as described in the Credit Agreement discussed above.

The foregoing discussion is only a summary and is qualified in its entirety by reference to the Credit Agreement and Surrender of Notes Agreement, copies of which are attached as exhibits hereto and incorporated herein by reference.

Securities Purchase Agreement

On May 17, 2005, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with The Dennis R. Sciotto Family Trust Dated December 19, 1994, Edward E. Colson, III Family Trust Dated January 2, 1995, Jimit Mehta, James C. Eckert, and G. Darcy Klug (collectively, the “Purchasers”).

Pursuant to the terms of the Securities Purchase Agreement, the Company agreed to issue to the Purchasers (i) an aggregate of up to 5,000 shares of Series C 9% Convertible Preferred Stock, no par value (the “Series C Preferred Stock”), and (ii) warrants (the “Warrants”) representing the right to purchase up to an aggregate of 6,550,000 shares of Common Stock for the exercise prices described therein.

The transactions contemplated by the Securities Purchase Agreement closed in two tranches. The first tranche closed on May 17, 2005, at which time the Company issued an aggregate of 3,500 shares of Series C Preferred Stock and Warrants to acquire up to 4,585,000 shares of Common Stock in exchange for $3.5 million.

The second tranche closed on August 29, 2005, at which time the Company issued 1,500 shares of Series C Preferred Stock and Warrants to acquire up to 1,965,000 shares of Common Stock in exchange for $1.5 million.

The foregoing discussion is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached as an exhibit hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The Company used proceeds from the Term B Loan described in Item 1.01 above to pay off certain Subordinated Notes and certain Subordinated Debt. The information disclosed in Item 1.01 of this report on Form 8-K related to the payment of certain Subordinated Notes and certain Subordinated Debt with proceeds of the Term B Loan is incorporated by reference herein.

The foregoing discussion is only a summary and is qualified in its entirety by reference to the Settlement Agreements and the Credit Agreement, copies of which are attached as exhibits hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The Company entered into the Credit Agreement as summarized in Item 1.01 above. The information disclosed in Item 1.01 of this Current Report on Form 8-K relating to the Credit Agreement is incorporated by reference herein.

The foregoing discussion is only a summary and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as an exhibit hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

On May 17, 2005, the Company entered into the Securities Purchase Agreement (“Securities Purchase Agreement”) pursuant to which the Company agreed to issue up to 5,000 shares of Series C 9% Convertible Preferred Stock and warrants (“Warrants”) to purchase up to 6,550,000 shares of Common Stock for an aggregate purchase price of $5 million. The transactions contemplated by the Securities Purchase Agreement closed in two tranches. The first tranche closed on May 17, 2005, at which time the Company issued an aggregate of 3,500 shares of Series C 9% Convertible Preferred Stock and Warrants to acquire up to 4,585,000 shares of Common Stock in exchange for $3.5 million.

The second tranche closed on August 29, 2005, at which time the Company issued 1,500 shares of Series C 9% Convertible Preferred Stock and Warrants to acquire up to 1,965,000 shares of Common Stock in exchange for $1.5 million. These securities were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The Company has agreed to file a registration statement with respect to these securities within one hundred twenty days from the date of the Securities Purchase Agreement.

The information disclosed in Item 1.01 of the Current Report on Form 8-K is incorporated by reference herein. The foregoing discussion is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement and the Warrants, copies of which are attached as exhibits hereto and incorporated herein by reference.

Item 9.01 Exhibits

Exhibit Number	Description
4.1	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 of our Form 8-K, originally filed with the Commission on May 24, 2005).

4.2	Form of Series B and Series C Warrant (incorporated by reference to Exhibit 4.2 of our Form 8-K, originally filed with the Commission on May 24, 2005).

10.1	Credit Agreement, dated August 29, 2005, by and between the Company and certain parties identified therein.

10.2	Intercreditor Agreement dated August 29, 2005, among certain parties identified therein.

10.3	Settlement Agreement and Mutual Release, dated August 26, 2005, among the Company and Portside Growth and Opportunities Fund.

10.4	Settlement Agreement and Mutual Release, dated August 26, 2005, among the Company and Manchester Securities Corp.

10.5	Second Amendment to Credit Agreement, effective August 29, 2005, by and between the Company and General Electric Capital Corporation.

10.6	Surrender of Note Agreement, dated May 18, 2005, by and between the Company and certain parties identified therein (incorporated by reference to Exhibit 10.10 of our Form 8-K, originally filed with the Commission on May 24, 2005).

10.7	Securities Purchase Agreement, dated May 17, 2005, by and between the Company and certain investors identified therein (incorporated by reference to Exhibit 10.1 of our Form 8-K, originally filed with the Commission on May 24, 2005).

99.1	Press Release, dated as of August 29, 2005, relating to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: September 2, 2005

	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President

Exhibit Index

Exhibit Number	Description
4.1	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 of our Form 8-K, originally filed with the Commission on May 24, 2005).

4.2	Form of Series B and Series C Warrant (incorporated by reference to Exhibit 4.2 of our Form 8-K, originally filed with the Commission on May 24, 2005).

10.1	Credit Agreement, dated August 29, 2005, by and between the Company and certain parties identified therein.

10.2	Intercreditor Agreement dated August 29, 2005, among certain parties identified therein.

10.3	Settlement Agreement and Mutual Release, dated August 26, 2005, among the Company and Portside Growth and Opportunities Fund.

10.4	Settlement Agreement and Mutual Release, dated August 26, 2005, among the Company and Manchester Securities Corp.

10.5	Second Amendment to Credit Agreement, effective August 29, 2005, by and between the Company and General Electric Capital Corporation.

10.6	Surrender of Note Agreement, dated May 18, 2005, by and between the Company and certain parties identified therein (incorporated by reference to Exhibit 10.10 of our Form 8-K, originally filed with the Commission on May 24, 2005).

10.7	Securities Purchase Agreement, dated May 17, 2005, by and between the Company and certain investors identified therein (incorporated by reference to Exhibit 10.1 of our Form 8-K, originally filed with the Commission on May 24, 2005).

99.1	Press Release, dated as of August 29, 2005, relating to the Credit Agreement.